Annual Report

Tax-Efficient
Balanced Fund

February 28, 1998

T. Rowe Price

Report Highlights

Tax-Efficient Balanced Fund

o Both stocks and bonds did well during the eight months since the fund's inception, propelled by strong economic growth and low inflation.

o Fund returns were 12.34% and 14.96% for the six- and eight-month periods, respectively, well ahead of the Lipper benchmark and the Combined Index Portfolio.

o In the bond portion of the portfolio, we extended duration and diversified portfolio exposure among more issuers.

o We emphasized a growth approach among stocks and took advantage of weakness in the technology sector.

o We believe the environment is still favorable for stocks and municipal bonds, although investors should lower their expectations for equity returns in 1998.

Fellow Shareholders

The stock and bond markets enjoyed good returns since the fund's inception eight months ago, fueled by strong economic growth and low inflation. In the aftermath of the crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of U.S. fixed income markets. Stocks rallied sharply in February following weakness late last year and at the start of 1998.

MARKET ENVIRONMENT

The continuation of strong economic growth combined with low inflation and rising corporate profits provided an ideal environment for both stocks and bonds. The performance of stocks during the past six months was particularly impressive in light of the market's concern about the impact Asian markets may have on U.S. equities. Equity returns over the past 12 months were notable coming on the heels of considerable market strength in 1995 and 1996. The 1995 to 1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years.

Municipal Bond and Note Yields

                                              1-Year Moody's
           30-Year AAA        5-Year AAA     Investment Grade
       General Obligation General Obligation      1 Note

2/97           5.5                4.4               3.7
               5.75               4.75              3.9
               5.6                4.8               3.95
5/97           5.5                4.55              3.9
               5.45               4.4               3.85
               5.15               4.15              3.85
8/97           5.35               4.35              3.85
               5.25               4.2               3.8
               5.23               4.15                 3.8
11/97          5.18               4.2                  3.85
               5.03               4.1                  3.85
               5                  4                    3.65
2/98           5.08               4.05                 3.6

Municipal bond prices rose and yields declined over the past six months, with long-term AAA-rated bond yields falling 27 basis points (100 basis points equal one percent) and five-year maturities falling 30 basis points from August through February. Short-term rates fell less sharply, and the yield curve flattened throughout most of the past six months, except for the last two weeks in February when long-term rates rose more than short-term rates.

The tax-exempt market benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply. Municipal issuance rose 20% in 1997, and supply so far in 1998 is the highest ever for the first two months of the year.

PERFORMANCE AND STRATEGY REVIEW

During the fund's eight months of operation, its performance exceeded the gains of the Lipper Balanced Fund Index and the Combined Index Portfolio. We pursued our tax-efficient strategy, which minimizes capital gains realization and emphasizes tax-free income. The result was a strong return not only on a pretax but also on an after-tax basis. If we apply the highest marginal income tax rate of 39.6% to the fund's taxable income from stock dividends, the after-tax return would have been 14.87% over eight months since there were no taxable capital gain distributions during the period. For an investor paying the highest income tax on the taxable distribution, this translates into a tax-efficiency of 99.4% (14.87% divided by 14.96% equals 99.4%).

Performance Comparison

                                                Since
                                            Inception
Periods Ended 2/28/98         6 Months      (6/30/97)

_____________________________________________________________________

Tax-Efficient Balanced Fund      12.34%         14.96%

Lipper Balanced Fund Index       10.45          13.04
Combined Index Portfolio*        11.08          13.14

* An unmanaged portfolio of 48% stocks (S&P 500) and 52% bonds (Lehman Municipal Bond Index).

At the end of February, our asset mix was 48% equities and 52% municipal securities (including tax-free money market securities). In reviewing fund performance relative to the benchmarks shown in the table, it is important to understand that the Lipper Balanced Fund Index is made up of funds that generally have a higher allocation of stocks and also employ taxable bonds, which have higher pretax yields. Our goal of delivering strong after-tax returns led us to choose municipal bonds for the fixed income component. Over time, the advantage of this asset mix should be apparent from after-tax return comparisons.

The bond portion of the portfolio performed well for several reasons. First, we followed a long duration strategy to benefit from the higher yields of long-term bonds as well as the price appreciation generated by falling interest rates. We continued to overweight noncallable bonds that allow us to better manage our interest rate exposure. Second, we took full advantage of our in-house credit research to buy lower-quality bonds that benefit from a strong economy. Our exposure to noninvestment-grade bonds was 5% of the portfolio at the end of February, which helped as the yield difference between higher- and lower-quality bonds narrowed, resulting in further price appreciation. At the same time we worked to diversify credit risk as the fund grew and now have 38 individual bond issuers in the portfolio compared with 17 six months ago. Finally, low turnover in a generally declining- rate environment helped maintain the higher yields of bonds purchased last summer and early fall.

Security Diversification

Investment-Grade Municipal Bonds                  44%
Large-Cap Stocks                                  42%
Mid- and Small-Cap Stocks                          6%
Noninvestment-Grade Municipal Bonds                5%
Other and Reserves                                 3%


The equity portion of the fund reflects our best buy-and-hold ideas. We use a growth stock approach designed for investors looking to maximize their after-tax returns. Consistent with this objective, we believe the realization of capital gains must be kept at modest levels. There-fore, we invest in companies that we expect to hold over the long term. The fund is well diversified and owns the stocks of market leaders with strong growth prospects and lower dividend yields than S&P 500 companies in order to keep taxable income to a minimum.

We made no major realignments in positions since our first report to you for the two-month period ended August 31, 1997. However, we did take advantage of several opportunities. During the fourth quarter, technology was one of the worst-performing equity sectors, largely due to concerns about the impact the turmoil in Asia would have on various technology companies. We used this period of uncertainty to increase our positions in several companies we believe have excellent potential for growth over the long term.

As a result, technology was the fund's largest sector weighting at the end of February, representing 22% of total equity exposure. Our largest technology holdings include Intel, Microsoft, and Hewlett-Packard. Financial and health care are other sectors well represented in the portfolio. Included among the stocks we hold in these areas are Fannie Mae, Merck, and Pfizer. In addition, we also added to Disney, which is now your fund's second-largest stock holding.

On the sale side of the ledger, we recognized losses in some holdings. Losses are valuable in a fund like this, since they offset any gains we incur, keeping taxable distributions to a minimum.

OUTLOOK

The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

Municipal bonds and U.S. equities produced good results over the last 12 months. However, the municipal market has come under some pressure from both a heavy supply of new issuance and the recent rise in Treasury yields. Compared with Treasuries on an after-tax basis, municipals are attractive and could entice investors looking to take advantage of their relative appeal. We expect municipals to do well in 1998 as long as inflation remains benign. The environment is also favorable for further stock market gains, but we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

Respectfully submitted,

Mary J. Miller
Cochairman, Investment Advisory Committee

Donald J. Peters
Cochairman, Investment Advisory Committee

March 20, 1998

T. Rowe Price Tax-Efficient Balanced Fund

Portfolio Highlights
LARGEST HOLDINGS

                                         Percent of
                                         Net Assets
                                            2/28/98
                                             Stocks

________________________________________________________________

Intel                                           1.2%

Disney                                          1.1

Microsoft                                       1.1

GE                                              1.0

Fannie Mae                                      1.0

Merck                                           0.9

Hewlett-Packard                                 0.8

Sony                                            0.8

Pfizer                                          0.7

Johnson & Johnson                               0.7
________________________________________________________________

Total                                           9.3%

                                         Percent of
                                         Net Assets
                                            2/28/98
                                              Bonds
________________________________________________________________
Piedmont Municipal Power Agency                 3.0%

Illinois Development Finance Authority          2.8

New York State Urban Development                2.8

Illinois Educational Facilities Authority       2.3

Buffalo New York Schools                        2.0

Maryland Health and Higher
Education Facilities Authority                  2.0

Illinois Health Facilities Authority            1.9

Maine Housing Authority                         1.8

New Jersey Transportation
Funding Authority                               1.7

Connector 2000 Association Toll Road            1.6

________________________________________________________________

Total                                          21.9%

T. Rowe Price Tax-Efficient Balanced Fund

Portfolio Highlights

SECTOR Diversification

                             Percent of          Percent of
                             Net Assets          Net Assets
                                8/31/97             2/28/98

Stocks
_______________________________________________________________________

Technology                          9.4%               10.7%

Financial                           6.7                 7.6

Health Care                         6.8                 7.2

Consumer Nondurables                5.9                 6.2

Consumer Services                   5.7                 6.1

Business Services and Transportation2.6                 3.0

Energy                              2.9                 2.0

Capital Equipment                   2.6                 1.7

Consumer Cyclicals                  1.1                 1.7

Process Industries                  1.3                 1.2

Utilities                             -                 0.8

Basic Materials                     0.3                 0.2
_______________________________________________________________________

Total                              45.3%               48.4%

Bonds and Reserves
________________________________________________________________________

General Obligation - Local         10.8%                8.5%

Hospital Revenue                   16.9                 8.2

Nuclear Revenue                     2.0                 7.2

Lease Revenue                       4.6                 4.2

Educational Revenue                   -                 3.8

Ground Transportation Revenue         -                 2.9

Other Revenue                       5.7                 2.9

Housing Finance Revenue             5.9                 2.8

Water and Sewer Revenue             4.0                 2.6

Life Care/Nursing Home Revenue        -                 2.0

Escrowed to Maturity                  -                 1.7

Reserves                            2.8                 3.3

All Other                           2.0                 3.8

Other Assets Less Liabilities         -               - 2.3
_______________________________________________________________________

Total                              54.7%               51.6%

T. Rowe Price Tax-Efficient Balanced Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

              Combined Index Portfolio
              (48% S&P 500 stocks and
                52% Lehman Municipal       Tax-Efficient
                     Bond Index)           Balanced Fund

6/30/97               $ 10,000               $10,000
2/28/98                 11,314                11,496

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                       Since      Inception
Period Ended 2/28/98               Inception           Date
_______________________________________________________________________

Tax-Efficient Balanced Fund           14.96%        6/30/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Tax-Efficient Balanced Fund

For a share outstanding throughout the period
Financial Highlights

                                                    6/30/97
                                                    through
                                                    2/28/98

NET ASSET VALUE

Beginning of period                               $   10.00

Investment activities
    Net investment income                              0.15*
    Net realized and
    unrealized gain (loss)                             1.34

    Total from
    investment activities                              1.49
Distributions
    Net investment income                             (0.15)

NET ASSET VALUE

End of period                                     $   11.34
                                                ___________

Ratios/Supplemental Data
Total return                                         14.96%*

Ratio of expenses to
average net assets                                    1.00%*!

Ratio of net investment
income to average
net assets                                            2.31%*!

Portfolio turnover rate                               12.5%!
Average commission rate paid                      $  0.0280
Net assets, end of period
(in thousands)                                    $  17,714

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/99.
!   Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
February 28, 1998

Portfolio of Investments
                                     Shares/Par       Value
                                               In thousands

Common Stocks  48.4%

FINANCIAL  7.6%

Bank and Trust  2.8%

BANC ONE                                    770   $      44

Bank of New York                            700          41

Citicorp                                    700          93

Mellon Bank                               1,200          75

NationsBank                                 900          62

Northern Trust                              400          30

Norwest                                   1,100          45

State Street                                700          43

Wells Fargo                                 200          64

                                                        497

Insurance  1.8%

Aetna                                       500          44

AMBAC                                       700          37

American General                            600          35

American International Group                750          90

Chubb                                       500          40

EXEL                                        500          33

MGIC Investment                             500          37

                                                        316
Financial Services  3.0%

American Express                          1,200         108

Charles Schwab                              850          32

Fannie Mae                                2,700         172

Franklin Resources                        1,400          72

Freddie Mac                               1,500          71

Travelers Group                           1,600          89

                                                        544

Total Financial                                       1,357

UTILITIES  0.8%

Telephone Services  0.8%

Vodafone ADR                                800          71

WorldCom                                  1,800          69

Total Utilities                                         140

CONSUMER NONDURABLES  6.2%

Cosmetics  0.8%

Avon                                        600   $      42

Procter & Gamble                          1,200         102

                                                        144

Beverages  1.1%

Anheuser-Busch                              700          33

Coca-Cola                                 1,100          76

PepsiCo                                   2,500          91
                                                        200
Food Processing  1.2%

General Mills                               500          36

Heinz                                       600          34

Pioneer Hi-Bred                             300          31

Sara Lee                                    700          39

Unilever N.V. ADR                           600          39

Wrigley                                     400          31

                                                        210

Miscellaneous Consumer Products  2.5%

Colgate-Palmolive                           700          57

Gillette                                    800          86

Kimberly-Clark                            1,000          56

Newell                                      900          41

NIKE                                      1,000          44

Philip Morris                             2,800         122

Ralston Purina                              400          40

                                                        446
Entertainment and Leisure  0.6%

Carnival ADR (Class A)                      600          35

Mattel                                    1,400          59

                                                         94

Total Consumer Nondurables                            1,094

CONSUMER SERVICES  6.1%

General Merchandisers  0.9%

Dollar General                              800          37

Wal-Mart                                  2,500         116
                                                        153
Specialty Merchandisers  1.0%

Albertson's                                 800   $      37

Circuit City Stores                         900          35

Safeway *                                 1,000          35

Starbucks *                                 900          36

Sysco                                       900          42

                                                        185

Entertainment and Leisure  0.5%

McDonald's                                1,000          55

Mirage Resorts *                          1,100          25
                                                         80
Media and Communications  2.6%

CBS                                       1,800          56

Clear Channel Communications *              400          36

Disney                                    1,800         201

McGraw-Hill                               1,300          98

Time Warner                               1,000          68

                                                        459
Retail  1.1%

AutoZone *                                1,000          30

Home Depot                                1,000          64

Tiffany                                   1,400          66

Walgreen                                  1,200          44

                                                        204

Total Consumer Services                               1,081

CONSUMER CYCLICALS  1.7%

Miscellaneous Consumer Durables  1.7%

American Standard *                         900          40

Bed Bath & Beyond *                         800          35

Sherwin-Williams                          1,300          43

Sony ADR                                  1,500         136

Williams Sonoma *                           800          41

Total Consumer Cyclicals                                295


TECHNOLOGY  10.7%

Electronic Components  3.2%

Altera *                                  1,200   $      52

EMC *                                     1,000          38

Hubbell (Class B)                           700          35

Intel                                     2,400         215

Linear Technology                           700          53

Maxim Integrated Products *               1,500          61

Molex (Class A)                           1,550          44

Texas Instruments                         1,000          58

                                                        556
Electronic Systems  1.0%

Applied Materials *                         900          33

Hewlett-Packard                           2,200         147

                                                        180
Information Processing  0.3%

Dell Computer *                             400          56
                                                         56
Specialized Computer  0.2%

Symbol Technologies                         800          41

                                                         41
Telecommunications Equipment  1.5%

Cisco Systems *                           1,350          89

LM Ericsson ADR (Class B)                 1,000          46

Lucent Technologies                         500          54

Motorola                                    700          39

Tellabs *                                   600          36

                                                        264
Aerospace and Defense  0.6%

Boeing                                      800          44

Lockheed Martin                             500          58

                                                        102

Electrical Equipment  0.3%

Emerson Electric                            900          57

                                                         57

Computer Service and Software  3.3%

Adobe Systems                               700          31

Automatic Data Processing                 1,300          79

BMC Software *                              500   $      38

Computer Associates                       1,100          52

HBO                                         600          33

Microsoft *                               2,200         187

Oracle *                                  2,250          56

PeopleSoft *                                900          40

Primark*                                    500          21

Sterling Commerce *                         900          41

                                                        578
Office Automation  0.3%

Pitney Bowes                              1,200          56

                                                         56

Total Technology                                      1,890

CAPITAL EQUIPMENT  1.7%

Electrical Equipment  1.2%

AlliedSignal                                900          38

GE                                        2,300         179

                                                        217
Machinery  0.5%

Dover                                     1,100          43

Illinois Tool Works                         600          36

                                                         79

Total Capital Equipment                                 296

BUSINESS SERVICES AND
TRANSPORTATION  3.0%

Miscellaneous Business Services  2.6%

Cendant *                                   900          34

Cognizant                                   800          40

DeVry *                                     800          27

Equifax                                   1,100          40

Interpublic Group                           700          38

Manpower                                  1,000          42

Marsh & McLennan                            500          43

Omnicom                                   1,000          46

Paychex                                     400          21

Quintiles Transnational *                   700          34

Robert Half International *               1,050   $      47

Service Corp. International                 800          30

Vincam Group *                              750          20

                                                        462

Real Estate  0.4%

Security Capital Group (Class B) *        2,200          68

                                                         68

Total Business Services and
    Transportation                                      530

ENERGY  2.0%

Exploration and Production  0.2%
Apache                                      900          30

                                                         30
Gas Transmission  0.2%

Enron                                       700          33
                                                         33
Integrated Petroleum - International  1.6%

Exxon                                     1,500          96

Mobil                                     1,400         101

Royal Dutch Petroleum                     1,800          98

                                                        295

Total Energy                                            358

PROCESS INDUSTRIES  1.2%

Specialty Chemicals  1.2%

Morton International                      1,000          33

PPG Industries                              700          45

Rohm & Haas                                 500          51

Sigma Aldrich                             1,200          47

Valspar                                   1,100          39

Total Process Industries                                215

BASIC MATERIALS  0.2%

Metals  0.2%

Nucor                                       700          36

Total Basic Materials                                    36


HEALTH CARE  7.2%

Hospital Supplies/Hospital Management  0.8%

Abbott Laboratories                       1,000   $      75

Baxter International                        600          34

Medtronic                                   800          42

                                                        151

Pharmaceuticals  5.9%

American Home Products                      500          47

Amgen *                                     800          43

Bristol-Myers Squibb                      1,200         120

Cardinal Health                             600          49

Eli Lilly                                   700          46

Glaxo Wellcome ADR                        1,000          54

Johnson & Johnson                         1,700         128

Merck                                     1,300         166

Novartis (CHF)                               25          46

Pfizer                                    1,500         133

Schering-Plough                             800          61

SmithKline Beecham ADR                      600          37

Warner-Lambert                              400          59

Zeneca Group ADR                            500          66

                                                      1,055
Health Care Services  0.3%

United HealthCare                           800          48
                                                         48
Biotechnology  0.2%

Human Genome Sciences *                     700          30

                                                         30

Total Health Care                                     1,284


Total Common Stocks (Cost  $7,296)                    8,576

MUNICIPAL BONDS  53.9%

ALABAMA  1.2%

Jefferson County Sewer, 5.75%, 2/1/27
    (FGIC Insured)                   $  200,000   $     212

Total Alabama (Cost  $200)                              212


ALASKA  0.6%

Valdez Marine Terminal, Exxon Pipeline
    VRDN (Currently 3.65%)           $  100,000   $     100

Total Alaska (Cost  $100)                               100

CALIFORNIA  1.7%

California, GO, RAN, 4.50%, 6/30/98     300,000         301

Total California (Cost  $301)                           301

CONNECTICUT  1.7%

Connecticut Dev. Auth., Mystic Marinelife Aquarium
      6.875%, 12/1/17                   100,000         107

Mashantucket Western Pequot Tribe,
    5.75%, 9/1/27                       200,000         204

Total Connecticut (Cost  $295)                          311

DISTRICT OF COLUMBIA  1.1%

District of Columbia Hosp., Medlantic Healthcare Group
      5.25%, 8/15/19 (MBIA Insured)     200,000         199

Total District of Columbia (Cost  $188)                 199

FLORIDA  1.7%
Florida Board of Ed., GO, Capital Outlay
      VRDN (Currently 3.65%)            100,000         100

Jacksonville HFA, Genesis Rehabilitation Hosp.
      VRDN (Currently 3.70%)            200,000         200

Total Florida (Cost  $300)                              300

GEORGIA  2.0%

Monroe County Dev. Auth., PCR, Georgia Power
      VRDN (Currently 3.90%)            100,000         100

Municipal Electric Auth. of Georgia
      Zero Coupon, 1/1/09               260,000         144

      5.70%, 1/1/19 (MBIA Insured)      100,000         108

Total Georgia (Cost  $346)                              352

ILLINOIS  8.5%

Chicago Water Revenue, Capital Appreciation
      Zero Coupon, 11/1/11 (FGIC
      Insured)                       $  500,000   $     257

Illinois Dev. Fin. Auth., Pollution Control
      4.40%, 12/1/06 (AMBAC Insured)    500,000         497

Illinois EFA, Northwest Univ., 5.25%,
    11/1/32                             400,000         413

Illinois HFA, Loyola Univ. Health
      6.00%, 7/1/14 (MBIA Insured)      300,000         336

Total Illinois (Cost  $1,465)                         1,503

INDIANA  0.6%

Indiana Dev. Fin. Auth., Inland Project,
    5.75%, 10/1/11                      100,000         105

Total Indiana (Cost  $100)                              105

KENTUCKY  1.1%

Kentucky Economic Dev. Fin. Auth.
    Sisters of Charity of Nazareth
      VRDN (Currently 3.75%)            200,000         200

Total Kentucky (Cost  $200)                             200

LOUISIANA  1.6%

Jefferson Parish, GO, Drainage Improvement
      6.15%, 9/1/05 (FGIC Insured)      250,000         276

Total Louisiana (Cost  $270)                            276

MAINE  1.8%

Maine Housing Auth., Mortgage Purchase,
    5.70%, 11/15/15                     300,000         311

Total Maine (Cost  $301)                                311


MARYLAND  2.0%

Maryland HHEFA, Helix Health
      5.125%, 7/1/12 (AMBAC Insured)    350,000         358

Total Maryland (Cost  $353)                             358

MASSACHUSETTS  2.8%

Massachusetts HEFA, Institute of Tech.,
    5.20%, 1/1/28                    $  250,000   $     260

Massachusetts Turnpike Auth.
    5.00%, 1/1/37 (MBIA Insured)        250,000         241

Total Massachusetts (Cost  $493)                        501

MISSISSIPPI  0.9%

Mississippi Hosp. Equip. and Fac.
    Rush Medical Foundation, 5.40%, 1/1/07150,000       154

Total Mississippi (Cost  $150)                          154

NEW JERSEY  3.8%

New Jersey Economic Dev. Auth.
    Franciscan Oaks, 5.75%, 10/1/23     100,000         101

New Jersey Transport Auth.
      4.50%, 6/15/00 9 (Escrowed to
      Maturity)                         300,000         305

Newark, GO, School Qualified Bond Act
      5.30%, 9/1/11 (MBIA Insured)      250,000         260

Total New Jersey (Cost  $652)                           666

NEW YORK  11.0%

Buffalo New York, GO, School Improvement,
    5.25%, 2/1/14                       350,000         359

Dormitory Auth. of the State of New York
    Champlain Valley Physicians, 5.00%,
      7/1/17                            200,000         197

    State Univ. Ed. Fac., 5.40%, 5/15/23250,000         251

New York City, GO
      5.00%, 8/1/23                     250,000         240

      7.50%, 2/1/01                     100,000         109

      7.625%, 2/1/15                    235,000         264

New York State Urban Dev., Correctional
    Capital Fac.
      5.00%, 1/1/13                     500,000         487

New York Thruway Auth., Local Highway and Bridge
      6.25%, 4/1/07 (Prerefunded 4/1/02!)40,000          44

Total New York (Cost  $1,911)                         1,951

OHIO  0.6%

Montgomery County Health Care Fac.
    Friendship Village, 6.25%, 2/1/22$  100,000   $     102

Total Ohio (Cost  $99)                                  102

SOUTH CAROLINA  4.5%

Connector 2000 Assoc., Greenville Toll Road
      Zero Coupon, 1/1/09               500,000         281

Piedmont Municipal Power Agency
      5.25%, 1/1/09 (MBIA Insured)      500,000         523

Total South Carolina (Cost  $802)                       804

TENNESSEE  1.0%

Tennessee Housing Dev. Agency, Homeownership
      Zero Coupon, 7/1/16               500,000         181

Total Tennessee (Cost  $178)                            181

VIRGINIA  2.0%

Henrico County IDA, Bon Secours Health
    St. Mary's Hosp.
      6.00%, 8/15/16 (MBIA Insured)     185,000         207

Hopewell IDA, Westport Convalescent Center
      6.00%, 10/1/06                    145,000         146

Total Virginia (Cost  $342)                             353

WASHINGTON  0.6%

Washington, GO, 5.375%, 9/1/02          100,000         105

Total Washington (Cost  $103)                           105


WEST VIRGINIA  1.1%

West Virginia Building Commission, GO
    Lottery, 5.00%, 7/1/04 (MBIA Insured)190,000        198

Total West Virginia (Cost  $192)                        198

Total Municipal Bonds (Cost  $9,341)                  9,543

Total Investments in Securities
102.3% of Net Assets (Cost $16,637)               $  18,119

Other Assets Less Liabilities                          (405)

NET ASSETS                                        $  17,714
                                                 __________

    *    Non-income producing
    !    Used in determining portfolio maturity
    ADR  American Depository Receipt
    AMBACAMBAC Indemnity Corp.
    CHF  Swiss franc
    EFA  Educational Facility Authority
    FGIC Financial Guaranty Insurance Company
    GO   General Obligation
    HEFA Health & Educational Facility Authority
    HFA  Health Facility Authority
    HHEFAHealth & Higher Educational Facility Authority
    IDA  Industrial Development Authority
    MBIA Municipal Bond Investors Assurance Corp.
    PCR  Pollution Control Revenue
    RAN  Revenue Anticipation Note
    VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
February 28, 1998

Statement of Assets and Liabilities
In thousands

Assets

Total investments in securities, at value
    (cost $16,637)                                $  18,119

Security lending collateral pool                      1,735
Other assets                                            211

Total assets                                         20,065
Liabilities
Security lending collateral                           1,735
Other liabilities                                       616

Total liabilities                                     2,351

NET ASSETS                                        $  17,714
                                                ___________

Net Assets Consist of:

Accumulated net investment income - net of
    distributions                                 $      16

Accumulated net realized gain/loss - net
    of distributions                                    (78)

Net unrealized gain (loss)                            1,482

Paid-in-capital applicable to 1,561,874 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                      16,294

NET ASSETS                                        $  17,714
                                                ___________

NET ASSET VALUE PER SHARE                         $   11.34
                                                ___________

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund

Statement of Operations
In thousands

                                                    6/30/97
                                                    through
                                                    2/28/98


Investment Income

Income
    Interest                                      $     176
    Dividend                                             43
    Other                                                 2

    Total income                                        221

Expenses
    Custody and accounting                               60
    Registration                                         17
    Shareholder servicing                                16
    Legal and audit                                       9
    Directors                                             4
    Prospectus and shareholder reports                    1
    Miscellaneous                                         6
    Reimbursed by manager                               (46)

    Total expenses                                       67

Net investment income                                   154

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                  (78)
Change in net unrealized gain or loss on securities   1,482

Net realized and unrealized gain (loss)               1,404

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   1,558

___________
The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund

Statement of Changes in Net Assets
In thousands

                                                    6/30/97
                                                    through
                                                    2/28/98

Increase (Decrease) in Net Assets

Operations
    Net investment income                         $     154
    Net realized gain (loss)                            (78)
    Change in net unrealized gain or loss             1,482

    Increase (decrease) in net assets from
      operations                                      1,558

Distributions to shareholders
    Net investment income                              (144)

Capital share transactions*
    Shares sold                                      16,373
    Distributions reinvested                             95
    Shares redeemed                                    (270)
    Redemption fees received                              2

    Increase (decrease) in net assets
      from capital share transactions                16,200
Net Assets
Increase (decrease) during period                    17,614
Beginning of period                                     100
End of period                                     $  17,714
                                                ___________

*Share information
    Shares sold                                       1,568
    Distributions reinvested                              9
    Shares redeemed                                     (25)

    Increase (decrease) in shares outstanding         1,552

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
February 28, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At February 28, 1998, the value of loaned securities was $1,680,000; aggregate collateral consisted of $1,735,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,534,000 and $824,000, respectively, for the period ended February 28, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its income.

The fund has unused realized capital loss carryforwards for federal income tax purposes of $17,000, which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income  $    6,000
Paid-in-capital                          (6,000)

At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $16,637,000, and net unrealized gain aggregated $1,482,000, of which $1,517,000 related to appreciated investments and $35,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $35,000 of management fees were not accrued by the fund for the period ended February 28, 1998, and $46,000 of other expenses were borne by the manager.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $50,000 for the period ended February 28, 1998, of which $7,000 was payable at period-end.

Tax Information (Unaudited) for the Tax Year Ended 2/28/98

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

The fund dividend income included $75,000 which qualified as exempt-interest dividends.

For corporate shareholders, $24,000 of the fund's distributed income qualified for the dividends-received deduction.

T. Rowe Price Tax-Efficient Balanced Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Efficient Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of T. Rowe Price Tax-Efficient Balanced Fund, Inc., including the portfolio of investments, as of February 28, 1998, and the related statement of operations, statement of changes in net assets and the financial highlights for the period June 30, 1997 (commencement of operations) through February 28, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Balanced Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets and financial highlights for the period stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

March 18, 1998

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).
Automatic Investing  From your bank account or paycheck.
Automatic Withdrawal  Scheduled, automatic redemptions.
Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Efficient
Balanced Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F19-050  2/28/98